Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Cash	$ 0	$ 2,343
Investments, at fair value	27,273,385,937	24,628,318,900
Receivables:
Notes receivable from participants	123,406,195	136,373,143
Participant contributions	15,264,513	17,329,704
Employer matching contributions	37,085,261	68,856,214
Total receivables	175,755,969	222,559,061
Total assets	27,449,141,906	24,850,880,304
Liabilities
Administrative expenses	473,320	0
Amounts due to broker for securities purchased	2,055,402	0
Total liabilities	2,528,722	0
Net assets available for benefits	$ 27,446,613,184	$ 24,850,880,304